Significant estimates, judgments and errors	12 Months Ended
Jun. 30, 2018
Disclosure Of Significant Estimates Judgments And Errors [Abstract]
Significant estimates, judgments and errors

9. Significant estimates, judgments and errors

The preparation of financial statements requires the use of accounting estimates which, by definition, will seldom equal the actual results. Management also needs to exercise judgment in applying the Group’s accounting policies.

This note provides an overview of the areas that involved a higher degree of judgment or complexity, and of items which are more likely to be materially adjusted due to estimates and assumptions turning out to be wrong. Detailed information about each of these estimates and judgments is included in Notes 1 to 8 together with information about the basis of calculation for each affected line item in the financial statements. In addition, this note also explains where there have been actual adjustments this year as a result of an error and of changes to previous estimates.

Significant estimates and judgments

The areas involving significant estimates or judgments are:

•	recognition of revenue (Note 3);
•	fair value of contingent liabilities and contingent purchase consideration in a business combination (Note 5(g) and 12);
•	fair value of goodwill and other intangible assets including in-process research and development (Note 6(b));
•	useful life of intangible assets (Note 6(b));
•	recognition of deferred tax assets and deferred tax liabilities (Note 4(b));
•	accrued research and development and manufacturing commercialization expenses (Note 5(e)); and
•	fair value of share-based payments (Note 17).

Estimates and judgments are continually evaluated. They are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.